Exhibit 17

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director of USAA MUTUAL FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Robert G. Davis                             3/6/03
-----------------------                     -----------------------------
Robert G. Davis                             Date
Director



On this 6th day of March, 2003, before me, Patricia M. McClain , the undersigned Notary Public, personally appeared Robert G. Davis, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                         /s/ Patricia M. McClain
                                              ----------------------------
                                                     Notary Public
August 17, 2003                                      State of Texas

=================================
notary    PATRICIA M. McCLAIN
seal     MY COMMISSION EXPIRES
           August 17, 2003
=================================

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director of USAA MUTUAL FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Christopher W. Claus                     February 27, 2003
-----------------------                     -----------------------------
Christopher W. Claus                        Date
Director


On this 27th day of February, 2003, before me, Patricia M. McClain , the undersigned Notary Public, personally appeared Christopher W. Claus, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                         /s/ Patricia M. McClain
                                              ----------------------------
                                                     Notary Public
August 17, 2003                                      State of Texas

=================================
notary    PATRICIA M. McCLAIN
seal     MY COMMISSION EXPIRES
           August 17, 2003
=================================

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Treasurer of USAA MUTUAL FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as the Treasurer of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ David Holmes                             February 27, 2003
-----------------------                     -----------------------------
David Holmes                                Date
Treasurer (Principal Financial and
Accounting Officer)


On this 27th day of February, 2003, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared David Holmes, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                         /s/ Patricia M. McClain
                                              ----------------------------
                                                     Notary Public
August 17, 2003                                      State of Texas

=================================
notary    PATRICIA M. McCLAIN
seal     MY COMMISSION EXPIRES
           August 17, 2003
=================================

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director of USAA MUTUAL FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Robert L. Mason                          February 27, 2003
-----------------------                     -----------------------------
Robert L. Mason                             Date
Director


On this 27th day of February, 2003, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Robert L. Mason, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                         /s/ Patricia M. McClain
                                              ----------------------------
                                                     Notary Public
August 17, 2003                                      State of Texas

=================================
notary    PATRICIA M. McCLAIN
seal     MY COMMISSION EXPIRES
           August 17, 2003
=================================

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director of USAA MUTUAL FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Richard A. Zucker                         February 27, 2003
-----------------------                     -----------------------------
Richard A. Zucker                           Date
Director


On this 27th day of February, 2003, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Richard A. Zucker, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                         /s/ Patricia M. McClain
                                              ----------------------------
                                                     Notary Public
August 17, 2003                                      State of Texas

=================================
notary    PATRICIA M. McCLAIN
seal     MY COMMISSION EXPIRES
           August 17, 2003
=================================

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director of USAA MUTUAL FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements in her capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Barbara B. Dreeben                       February 27, 2003
-----------------------                     -----------------------------
Barbara B. Dreeben                          Date
Director


On this 27th day of February, 2003, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Barbara B. Dreeben, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

My Commission Expires:                         /s/ Patricia M. McClain
                                              ----------------------------
                                                     Notary Public
August 17, 2003                                      State of Texas

=================================
notary    PATRICIA M. McCLAIN
seal     MY COMMISSION EXPIRES
           August 17, 2003
=================================

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director of USAA MUTUAL FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Michale F. Reimherr                       February 27, 2003
-----------------------                     -----------------------------
Michael F. Reimherr                         Date
Director



On this 27th day of February, 2003, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Michael F. Reimherr, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                         /s/ Patricia M. McClain
                                              ----------------------------
                                                     Notary Public
August 17, 2003                                      State of Texas

=================================
notary    PATRICIA M. McCLAIN
seal     MY COMMISSION EXPIRES
           August 17, 2003
=================================

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director of USAA MUTUAL FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements in her capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Laura T. Starks                            February 27, 2003
-----------------------                     -----------------------------
Laura T. Starks                              Date
Director


On this 27th day of February, 2003, before me, Laura T. Starks, the undersigned Notary Public, personally appeared Laura T. Starks, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

My Commission Expires:                         /s/ Patricia M. McClain
                                              ----------------------------
                                                     Notary Public
August 17, 2003                                      State of Texas

=================================
notary    PATRICIA M. McCLAIN
seal     MY COMMISSION EXPIRES
           August 17, 2003
=================================